                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: July 15, 2001

                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I")
--------------------------------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                         333-74303                       22-2382028
------------------------------        -------------------------------     ----------------------
(State or other jurisdiction          (Commission File Number)                (IRS Employer
    of incorporation)                                                      Identification No.)


200 White Clay Center Drive, Newark, Delaware            19711
---------------------------------------------         ------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         On July 1, 2001, the Chase Credit Card Master Trust (the "Trust") added to its portfolio the credit card receivables in a group of 1,200,292 accounts, respectively, with a total outstanding principal amount of $2,278,674,034.17. The total outstanding principal amount of receivables in the trust portfolio after the addition was $21,833,562,907.52. The management of Chase USA believes that the addition of the new receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



    Exhibit       Description
    ----------    ---------------

    10.1 Assignment No. 16 of Receivables in Additional Accounts, dated July 1, 2001.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 16, 2001

                            The Chase Manhattan Bank,
                            as Servicer


                             By: /s/ Miriam Haimes
                                 -----------------------------------
                                 Name:  Miriam Haimes
                                 Title: Vice President

                               INDEX TO EXHIBITS
                          ----------------------------

Exhibit No.         Description
-----------         -----------------
10.1                Assignment No. 16 of Receivables on Additional
                    Accounts, dated July 1, 2001.